UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:	August 2, 2005
Date of Earliest Event Reported:	July 28, 2005

BOISE CASCADE COMPANY

(Exact name of registrant as specified in its charter)

Delaware		20-2807265
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

1111 West Jefferson Street		83728
Boise, Idaho		(Zip Code)
(Address of principal executive offices)

(208) 384-6161

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                          Entry into a Material Definitive Agreement.

On July 28, 2005, the company’s board of directors approved compensation for the following outside directors, as well as any outside directors elected in the future:  George Hanks (Hank) Brown, William S. Kirsch, John W. Madigan, and Duane C. McDougall.  Directors who are either employees of the company or representatives of our two investors, Forest Products Holdings, L.L.C. and OfficeMax Incorporated, do not receive compensation for their board service.  The Directors Compensation Summary Sheet is filed as Exhibit 10.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 5.02                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)         Election of New Director.

On July 28, 2005, the company’s board of directors elected George Hanks (Hank) Brown as a member of the board of directors, effective that day.  Mr. Brown will serve on the company’s Governance and Nominating Committee.

On July 28, 2005, the company’s board of directors elected William S. Kirsch as a member of the board of directors, effective that day.  Mr. Kirsch will serve on the company’s Executive Compensation Committee and Governance and Nominating Committee.  Mr. Kirsch was a former partner at the law firm of Kirkland & Ellis LLP.  Kirkland & Ellis provides legal services to the company from time to time.

On July 28, 2005, the company’s board of directors elected Duane C. McDougall as a member of the board of directors, effective that day.  Mr. McDougall will serve on the company’s Audit Committee and Executive Compensation Committee.

On July 28, 2005, Samuel K. Duncan joined the company’s board of directors as a designee of OfficeMax Incorporated pursuant to a Securityholders Agreement dated October 29, 2004, among Boise Cascade Corporation (now OfficeMax Incorporated), Forest Products Holdings, L.L.C., and Boise Cascade Holdings, L.L.C. (now Boise Cascade Company) (the “Securityholders Agreement”).  The Securityholders Agreement is filed as Exhibit 10.2 to this Report on Form 8-K and is incorporated herein by reference.

Item 7.01                                          Regulation FD Disclosure.

As disclosed under Item 5.02, on July 28, 2005, the company’s board of directors elected George Hanks (Hank) Brown, William S. Kirsch, and Duane C. McDougall as members of the board of directors, effective that day.  Additionally, on July 28, 2005, Samuel K. Duncan joined the company’s board of directors as a designee of OfficeMax Incorporated pursuant to the Securityholders Agreement.  The company’s news release announcing these additions to the company’s board of directors is furnished as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 9.01                                          Financial Statements and Exhibits.

(c)          Exhibits.

The following exhibits are filed or furnished as part of this Report on Form 8-K:

Exhibit Number	Description

Exhibit 10.1	Directors Compensation Summary Sheet
Exhibit 10.2

Securityholders Agreement dated October 29, 2004, among Boise Cascade Corporation (now OfficeMax Incorporated), Forest Products Holdings, L.L.C., and Boise Cascade Holdings, L.L.C. (now Boise Cascade Company)

Exhibit 99.1	News Release dated July 28, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE CASCADE COMPANY

	By	/s/ Karen E. Gowland
Karen E. Gowland
Vice President, General Counsel and Corporate Secretary
Date: August 2, 2005